Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 1999-B

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1999-B and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) July 31, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1999-B

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1999-B on July 15, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on July 15, 2002 on the Series 1999-B Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Date: July 31, 2002



I.   ORIGINAL DEAL PARAMETERS

     (A) Initial Pool Principal Balance                                                                    $ 467,867,888.45
     (B) Initial Certificates Principal Balance                                                            $ 452,662,000.00
         (i)   Initial Class A-1-A  Certificate Principal Balance             $ 50,000,000.00
                                    Certificate Amount Percentage                                                  10.69%
                                    Certificate Pass-through Rate                                                   2.06%
         (ii)  Initial Class A-1-B  Certificate Principal Balance             $ 40,000,000.00
                                    Certificate Amount Percentage                                                   8.55%
                                    Certificate Pass-through Rate                                                   6.61%
         (iii) Initial Class A-2    Certificate Principal Balance             $ 24,000,000.00
                                    Certificate Amount Percentage                                                   5.13%
                                    Certificate Pass-through Rate                                                   6.98%
         (iv)  Initial Class A-3    Certificate Principal Balance             $ 60,000,000.00
                                    Certificate Amount Percentage                                                  12.82%
                                    Certificate Pass-through Rate                                                   7.18%
         (v)   Initial Class A-4    Certificate Principal Balance             $ 21,000,000.00
                                    Certificate Amount Percentage                                                   4.49%
                                    Certificate Pass-through Rate                                                   7.30%
         (vi)  Initial Class A-5    Certificate Principal Balance             $ 51,000,000.00
                                    Certificate Amount Percentage                                                  10.90%
                                    Certificate Pass-through Rate                                                   7.44%
         (vii) Initial Class A-6    Certificate Principal Balance            $ 104,898,000.00
                                    Certificate Amount Percentage                                                  22.42%
                                    Certificate Pass-through Rate                                                   7.85%
         (viii)Initial Class M-1    Certificate Principal Balance             $ 35,091,000.00
                                    Certificate Amount Percentage                                                   7.50%
                                    Certificate Pass-through Rate                                                   8.12%
         (ix)  Initial Class M-2    Certificate Principal Balance             $ 23,394,000.00
                                    Certificate Amount Percentage                                                   5.00%
                                    Certificate Pass-through Rate                                                   8.75%
         (x)   Initial Class B-1    Certificate Principal Balance             $ 22,224,000.00
                                    Certificate Amount Percentage                                                   4.75%
                                    Certificate Pass-through Rate                                                   8.75%
         (xi)  Initial Class B-2    Certificate Principal Balance             $ 21,055,000.00
                                    Certificate Amount Percentage                                                   4.50%
                                    Certificate Pass-through Rate                                                   8.75%

     (C) Initial Weighted Average Coupon (WAC)                                                                     10.17%
     (D) Initial Weighted Average Original Maturity (WAOM)                                                         316.00 months
     (E) Initial Weighted Average Remaining Maturity (WAM)                                                         313.00 months
     (F) Initial Number of Receivables                                                                             11,612
     (G) Servicing Fee Rate                                                                                         1.00%
     (H) Credit Enhancement
         (i)   Reserve Fund Initial Deposit Percentage                                                              0.00%
         (ii)  Reserve Fund Target %                                                                                0.00%
         (iii) Target Overcollateralization Percentage Prior to Crossover Date                                      5.25%
         (iv)  Target Overcollateralization Percentage After Crossover Date                                         9.19%
         (v)   Target Overcollateralization Floor                                                                   1.25%
         (vi)  Target Credit Enhancement % Prior to Crossover Date                                                  5.25%
         (vii) Target Credit Enhancement % After Crossover Date                                                     9.19%
         (viii)Target Credit Enhancement Floor                                                                      1.25%
         (ix)  Target Credit Enhancement Amount                                                            $ 24,563,064.14
     (I) Crossover Date Tests
               Earliest Crossover Date                                                                           Feb-2004
               Percent of Initial Suboridnation Percentage                                                        190.00%
     (J) Class B-2 Floor Percentage (of Initial Pool Balance)                                                       0.75%

II.  CURRENT PORTFOLIO INFORMATION

     (A) Beginning Pool Schedule Balance                                                                   $ 366,072,255.01
     (B) Beginning Pool Factor                                                                                 78.242654%
     (C) Ending Pool Schedule Balance                                                                      $ 360,107,927.92
     (D) Ending Pool Factor                                                                                    76.967866%
     (E) Ending Total Certificate Balance (after Current Distributions)                                    $ 360,107,927.92
     (F) Current Overcollateralization Amount (after Current Distributions)                                           $ -
     (G) Weighted Average Coupon (WAC)                                                                             10.05%
     (H) Weighted Average Remaining Maturity (WAM)                                                                 283.57 months
     (I) Ending Number of Receivables                                                                               9,094


III. COLLECTION CALCULATIONS

     (A) Interest

         (i)   Scheduled Interest Collections durring Current Period                                         2,489,114.22
         (ii)  Paid Ahead Interest Collections applied to Current Period                                       110,119.66
         (iii) Net Servicer Advance                                                                           (120,683.00)
         (iv)  Liquidation Proceeds Attributable to Interest                                                   164,458.31
         (v)   Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                          -
         (vi)  Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                                     -
         (vii) Recoveries on Previously Liquidated Contracts                                                   107,371.81
                                                                                                           ---------------
         (viii)Total Interest Amount Available for Distribution                                              2,750,381.00

     (B) Principal

         (i)   Scheduled Principal Collections                                                                 344,624.92
         (ii)  Full and Partial Principal Prepayments                                                          830,644.44
         (iii) Paid Ahead Principal Collections Applied to Current Period                                       13,443.57
         (iv)  Net Servicer Advance                                                                             (3,820.51)
         (v)   Liquidation Proceeds Attributable to Principal                                                  785,895.76
         (vi)  Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                          0.00
         (vii) Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                     0.00
         (viii)Other Principal Amounts                                                                               0.00
                                                                                                           ---------------
         (ix)  Total Principal Amount Available for Distribution                                             1,970,788.18


IV.  DISTRIBUTION CALCULATIONS

     (A)       Total Interest Available for Distribution                                                     2,750,381.00
     (B)       Total Principal Available for Distribution                                                    1,970,788.18
     (C)       Reserve Fund Draw Amount Required                                                                     0.00
     (D)       Draw on Letter of Credit for Interest Distribution                                                    0.00
               Less:
               Monthly Servicing Fee                                                                           305,060.21
               Reimbursement to Servicer for Liquidation Expense                                                15,465.28
               Late Payment Fees, Extension Fees and Other Permitted Fees                                            0.00
               Other Permitted Withdrawals from Certificate Account                                                  0.00
                                                                                                           ---------------
               Available Distribution Amount                                                                 4,400,643.69

               Interest Accrual Period                                                                                 28 days

               Total Interest Amount Due                                                                     2,313,440.30
               Total Interest Distribution Amount                                                            2,313,440.30

               Amount Available for Principal Distribution Amount                                            2,087,203.38
               Principal Distribution Calculation:
               Total Principal Amount Available for Distribution                                             1,970,788.18
               Principal Loss on Liquidated Assets                                                           3,993,538.91
                                                                                                           ---------------
                 Principal Distribution Due                                                                  5,964,327.09
               Principal Distribution Shortfall Carryover Amount (Current Period)                                    0.00
               Accelerated Principal Distribution Amount for Current Period                                          0.00
                                                                                                           ---------------
               Total Principal Amount to be Distributed                                                      5,964,327.09

               Draw on Letter of Credit for Principal Distribution                                                   0.00
               Excess Interest                                                                                 131,880.48
               Reserve Account Deposit                                                                               0.00
               Reserve Account Release                                                                               0.00
               Class X Distribution Amount                                                                           0.00
               Class R Distribution Amount                                                                           0.00


V.   SERVICER ADVANCE

     (A) Interest
         (i)        Beginning Advance                                                                       14,169,831.79
         (ii)       Monthly Servicer Advance (Reimbursement)                                                  (120,683.00)
                                                                                                           ---------------
         (iii)      Ending Advance Balance                                                                  14,049,148.79

     (B) Principal
         (i)        Beginning Advance                                                                        1,532,328.37
         (ii)       Monthly Servicer Advance (Reimbursement)                                                    (3,820.51)
                                                                                                           ---------------
         (iii)      Ending Advance Balance                                                                   1,528,507.86

     (C) Total Servicer Advance
         (i)        Beginning Advance                                                                       15,702,160.16
         (ii)       Monthly Servicer Advance (Reimbursement)                                                  (124,503.51)
                                                                                                           ---------------
         (iii)      Ending Advance Balance                                                                  15,577,656.65

VI.  CREDIT ENHANCEMENT

     (A) Overcollateralization

         (I)   Target Overcollaterallization Amount                                                         24,563,064.14
         (ii)  Beginning Balance                                                                                     0.00
         (iii) Write Down for Certificate Distributions                                                              0.00
         (iv)  Overcollaterallization Addition Amount                                                                0.00
         (v)   Overcollaterallization Reduction Amount                                                               0.00
         (vi)  Ending Balance                                                                                        0.00

     (B) Reserve Fund (if applicable)

         (i)   Required Reserve Fund Balance                                                                         0.00
         (ii)  Beginning Reserve Fund Balance                                                                        0.00
         (iii) Draws for Certificate Distributions                                                                   0.00
         (iv)  Excess Interest Deposited                                                                             0.00
         (v)   Reserve Fund Release                                                                                  0.00
         (vi)  Ending Reserve Fund Balance                                                                           0.00

     (C) Letter of Credit (if applicable)
         (i)   Beginning LC Balance                                                                                  0.00
         (ii)  Draw on LC for Interest Distribution                                                                  0.00
         (iii) Draw on LC for Principal Distribution                                                                 0.00
               Ending Balance                                                                                        0.00


VII. CERTIFICATE DISTRIBUTIONS

     (A) Senior Certificates - Interest

         (i)   Class A-1-A
                                    Pass-Through Rate                                                               2.06%
                                    Beginning Carryover Interest                                                      $ -
                                    Current Interest Accrual                                                  $ 16,042.79
                                    Current Carryover Interest Accrual                                                $ -
                                    Interest Paid                                                             $ 16,042.79
                                    Ending Carryover Balance                                                          $ -
                                    Interest Paid Per $1000                                                        $ 0.32

         (ii)  Class A-1-B
                                    Pass-Through Rate                                                               6.61%
                                    Beginning Carryover Interest                                                      $ -
                                    Current Interest Accrual                                                  $ 44,089.85
                                    Current Carryover Interest Accrual                                                $ -
                                    Interest Paid                                                             $ 44,089.85
                                    Ending Carryover Balance                                                          $ -
                                    Interest Paid Per $1000                                                        $ 1.10

         (iii) Class A-2
                                    Pass-Through Rate                                                               6.98%
                                    Beginning Carryover Interest                                                      $ -
                                    Current Interest Accrual                                                 $ 135,629.02
                                    Current Carryover Interest Accrual                                                $ -
                                    Interest Paid                                                            $ 135,629.02
                                    Ending Carryover Balance                                                          $ -
                                    Interest Paid Per $1000                                                        $ 5.65

         (iv)  Class A-3
                                    Pass-Through Rate                                                               7.18%
                                    Beginning Carryover Interest                                                      $ -
                                    Current Interest Accrual                                                 $ 349,038.12
                                    Current Carryover Interest Accrual                                                $ -
                                    Interest Paid                                                            $ 349,038.12
                                    Ending Carryover Balance                                                          $ -
                                    Interest Paid Per $1000                                                        $ 5.82

         (v)   Class A-4
                                    Pass-Through Rate                                                               7.30%
                                    Beginning Carryover Interest                                                      $ -
                                    Current Interest Accrual                                                 $ 124,205.07
                                    Current Carryover Interest Accrual                                                $ -
                                    Interest Paid                                                            $ 124,205.07
                                    Ending Carryover Balance                                                          $ -
                                    Interest Paid Per $1000                                                        $ 5.91


         (iv)  Class A-5
                                    Pass-Through Rate                                                               7.44%
                                    Beginning Carryover Interest                                                      $ -
                                    Current Interest Accrual                                                 $ 307,425.77
                                    Current Carryover Interest Accrual                                                $ -
                                    Interest Paid                                                            $ 307,425.77
                                    Ending Carryover Balance                                                          $ -
                                    Interest Paid Per $1000                                                        $ 6.03

         (v)   Class A-6
                                    Pass-Through Rate                                                               7.85%
                                    Beginning Carryover Interest                                                      $ -
                                    Current Interest Accrual                                                 $ 667,166.19
                                    Current Carryover Interest Accrual                                                $ -
                                    Interest Paid                                                            $ 667,166.19
                                    Ending Carryover Balance                                                          $ -
                                    Interest Paid Per $1000                                                        $ 6.36

     (B) Subordinate Certificates - Interest

         (i)   Class M1
                                    Pass-Through Rate                                                               8.12%
                                    Beginning Carryover Interest                                                      $ -
                                    Current Interest Accrual                                                 $ 237,449.10
                                    Current Carryover Interest Accrual                                                $ -
                                    Interest Paid                                                            $ 237,449.10
                                    Ending Carryover Balance                                                          $ -
                                    Beginning Carryover Writedown Interest                                            $ -
                                    Current Writedown Interest                                                        $ -
                                    Current Carryover Writedown Interest Accrual                                      $ -
                                    Writedown interest Paid                                                           $ -
                                    Ending Carryover Writedown Interest                                               $ -
                                    Interest Paid Per $1000                                                        $ 6.77


         (ii)  Class M2
                                    Pass-Through Rate                                                               8.75%
                                    Beginning Carryover Interest                                                      $ -
                                    Current Interest Accrual                                                 $ 170,581.25
                                    Current Carryover Interest Accrual                                                $ -
                                    Interest Paid                                                            $ 170,581.25
                                    Ending Carryover Balance                                                          $ -
                                    Beginning Carryover Writedown Interest                                            $ -
                                    Current Writedown Interest                                                        $ -
                                    Current Carryover Writedown Interest Accrual                                      $ -
                                    Writedown interest Paid                                                           $ -
                                    Ending Carryover Writedown Interest                                               $ -
                                    Interest Paid Per $1000                                                        $ 7.29

         (iii) Class B1
                                    Pass-Through Rate                                                               8.75%
                                    Beginning Carryover Interest                                                      $ -
                                    Current Interest Accrual                                                 $ 162,050.00
                                    Current Carryover Interest Accrual                                                $ -
                                    Interest Paid                                                            $ 162,050.00
                                    Ending Carryover Balance                                                          $ -
                                    Beginning Carryover Writedown Interest                                            $ -
                                    Current Writedown Interest                                                        $ -
                                    Current Carryover Writedown Interest Accrual                                      $ -
                                    Writedown interest Paid                                                           $ -
                                    Ending Carryover Writedown Interest                                               $ -
                                    Interest Paid Per $1000                                                        $ 7.29

         (iv)  Class B2
                                    Pass-Through Rate                                                               8.75%
                                    Beginning Carryover Interest                                                      $ -
                                    Current Interest Accrual                                                  $ 99,763.14
                                    Current Carryover Interest Accrual                                                $ -
                                    Interest Paid                                                             $ 99,763.14
                                    Ending Carryover Balance                                                          $ -
                                    Beginning Carryover Writedown Interest                                            $ -
                                    Current Writedown Interest                                                        $ -
                                    Current Carryover Writedown Interest Accrual                                      $ -
                                    Writedown interest Paid                                                           $ -
                                    Ending Carryover Writedown Interest                                               $ -
                                    Interest Paid Per $1000                                                        $ 4.74


     (C) Senior Certificates - Principal

         (i)   Class A-1-A
                                    Initial Certificate Balance                                             50,000,000.00
                                    Initial Certificate Percentage                                                 10.69%
                                    Beginning Certificate Balance                                           10,012,835.53
                                    Current Principal Due                                                       76,924.00
                                    Current Principal Paid                                                      76,924.00
                                    Principal Shortfall Carryover For Current Period                                 0.00
                                    Accelerated Principal Distribution                                               0.00
                                    Ending Certificate Balance                                               9,935,911.53
                                    Ending Pool Factor                                                              2.76%
                                    Principal Paid per $1000                                                         7.68
                                    Total Class Distribution                                                    76,924.00

         (ii)  Class A-1-B
                                    Initial Certificate Balance                                             40,000,000.00
                                    Initial Certificate Percentage                                                  8.55%
                                    Beginning Certificate Balance                                            8,010,268.50
                                    Current Principal Due                                                       61,539.20
                                    Current Principal Paid                                                      61,539.20
                                    Principal Shortfall Carryover For Current Period                                 0.00
                                    Accelerated Principal Distribution                                               0.00
                                    Ending Certificate Balance                                               7,948,729.30
                                    Ending Pool Factor                                                              2.21%
                                    Principal Paid per $1000                                                         7.68
                                    Total Class Distribution                                                    61,539.20

         (iii) Class A-2
                                    Initial Certificate Balance                                             24,000,000.00
                                    Initial Certificate Percentage                                                  5.13%
                                    Beginning Certificate Balance                                           23,334,024.63
                                    Current Principal Due                                                      179,264.56
                                    Current Principal Paid                                                     179,264.56
                                    Principal Shortfall Carryover For Current Period                                 0.00
                                    Accelerated Principal Distribution                                               0.00
                                    Ending Certificate Balance                                              23,154,760.08
                                    Ending Pool Factor                                                              6.43%
                                    Principal Paid per $1000                                                         7.68
                                    Total Class Distribution                                                   179,264.56

         (iv)  Class A-3
                                    Initial Certificate Balance                                             60,000,000.00
                                    Initial Certificate Percentage                                                 12.82%
                                    Beginning Certificate Balance                                           58,335,061.59
                                    Current Principal Due                                                      448,161.39
                                    Current Principal Paid                                                     448,161.39
                                    Principal Shortfall Carryover For Current Period                                 0.00
                                    Accelerated Principal Distribution                                               0.00
                                    Ending Certificate Balance                                              57,886,900.20
                                    Ending Pool Factor                                                             16.07%
                                    Principal Paid per $1000                                                         7.68
                                    Total Class Distribution                                                   448,161.39

         (v)   Class A-4
                                    Initial Certificate Balance                                             21,000,000.00
                                    Initial Certificate Percentage                                                 10.90%
                                    Beginning Certificate Balance                                           20,417,271.56
                                    Current Principal Due                                                      156,856.49
                                    Current Principal Paid                                                     156,856.49
                                    Principal Shortfall Carryover For Current Period                                 0.00
                                    Accelerated Principal Distribution                                               0.00
                                    Ending Certificate Balance                                              20,260,415.07
                                    Ending Pool Factor                                                              5.63%
                                    Principal Paid per $1000                                                         7.68
                                    Total Class Distribution                                                   156,856.49
         (vi)  Class A-5
                                    Initial Certificate Balance                                             51,000,000.00
                                    Initial Certificate Percentage                                                  7.44%
                                    Beginning Certificate Balance                                           49,584,802.35
                                    Current Principal Due                                                      380,937.18
                                    Current Principal Paid                                                     380,937.18
                                    Principal Shortfall Carryover For Current Period                                 0.00
                                    Accelerated Principal Distribution                                               0.00
                                    Ending Certificate Balance                                              49,203,865.16
                                    Ending Pool Factor                                                             13.66%
                                    Principal Paid per $1000                                                         7.68
                                    Total Class Distribution                                                   380,937.18

         (vi)  Class A-6
                                    Initial Certificate Balance                                            104,898,000.00
                                    Initial Certificate Percentage                                                 22.42%
                                    Beginning Certificate Balance                                          101,987,188.19
                                    Current Principal Due                                                      783,520.56
                                    Current Principal Paid                                                     783,520.56
                                    Principal Shortfall Carryover For Current Period                                 0.00
                                    Accelerated Principal Distribution                                               0.00
                                    Ending Certificate Balance                                             101,203,667.63
                                    Ending Pool Factor                                                             28.10%
                                    Principal Paid per $1000                                                         7.68
                                    Total Class Distribution                                                   783,520.56


     (D) Subordinate Certificates - Principal

         (i)   Class M1
                                    Initial Certificate Balance                                             35,091,000.00
                                    Initial Certificate Percentage                                                  7.50%
                                    Beginning Certificate Balance                                           35,091,000.00
                                    Current Principal Due                                                   35,091,000.00
                                    Current Principal Paid                                                           0.00
                                    Principal Shortfall Carryover For Current Period                                 0.00
                                    Ending Certificate Balance- Excluding Writedowns                        35,091,000.00
                                    Ending Pool Factor                                                              9.74%
                                    Principal Paid per $1000                                                         0.00
                                    Beginning Outstanding Writedown                                                  0.00
                                    Current Writedown/Writeup                                                        0.00
                                    Ending Certificate Balance- Including Writedowns                        35,091,000.00
                                    Total Class Distribution                                                         0.00


         (iii) Class M2
                                    Initial Certificate Balance                                             23,394,000.00
                                    Initial Certificate Percentage                                                  5.00%
                                    Beginning Certificate Balance                                           23,394,000.00
                                    Current Principal Due                                                   23,394,000.00
                                    Current Principal Paid                                                           0.00
                                    Principal Shortfall Carryover For Current Period                                 0.00
                                    Ending Certificate Balance- Excluding Writedowns                        23,394,000.00
                                    Ending Pool Factor                                                              6.50%
                                    Principal Paid per $1000                                                         0.00
                                    Beginning Outstanding Writedown                                                  0.00
                                    Current Writedown/Writeup                                                        0.00
                                    Ending Certificate Balance- Including Writedowns                        23,394,000.00
                                    Total Class Distribution                                                         0.00

         (iv)  Class B1
                                    Initial Certificate Balance                                             22,224,000.00
                                    Initial Certificate Percentage                                                  4.75%
                                    Beginning Certificate Balance                                           22,224,000.00
                                    Current Principal Due                                                   22,224,000.00
                                    Current Principal Paid                                                           0.00
                                    Principal Shortfall Carryover For Current Period                                 0.00
                                    Ending Certificate Balance- Excluding Writedowns                        22,224,000.00
                                    Ending Pool Factor                                                              6.17%
                                    Principal Paid per $1000                                                         0.00
                                    Beginning Outstanding Writedown                                                  0.00
                                    Current Writedown/Writeup                                                        0.00
                                    Ending Certificate Balance- Including Writedowns                        22,224,000.00
                                    Total Class Distribution                                                         0.00

         (iv)  Class B2
                                    Initial Certificate Balance                                             21,055,000.00
                                    Initial Certificate Percentage                                                  4.50%
                                    Beginning Certificate Balance                                           13,681,802.67
                                    Current Principal Due                                                   13,681,802.67
                                    Current Principal Paid                                                           0.00
                                    Principal Shortfall Carryover For Current Period                                 0.00
                                    Ending Certificate Balance- Excluding Writedowns                        21,055,000.00
                                    Ending Pool Factor                                                              2.72%
                                    Principal Paid per $1000                                                         0.00
                                    Beginning Outstanding Writedown                                          7,373,197.33
                                    Current Writedown/Writeup                                               (3,877,123.71)
                                    Ending Certificate Balance- Including Writedowns                         9,804,678.96
                                    Total Class Distribution                                                (3,877,123.71)


     (E) Total Certificate Balances
                                                                                 Beg of Period               End of Period
         (i)   Aggregate Balance of Certificates                                $ 366,072,255.01         $ 360,107,927.92
         (ii)  Total Certificate Pool Factor                                         80.8709931%              79.5533815%




VIII.DELINQUENCY INFORMATION
                                                                                   Percent of                    Percent of
     Delinquent Receivables at End of Due Period :       Scheduled Balance         Pool Balance       Units      Total Units
         30-59 Days Delinquent                             $ 30,727,279.20              8.53%          773          8.50%
         60-89 Days Delinquent                             $ 13,998,601.26              3.89%          352          3.87%
         90 Days or More Delinquent                        $ 42,254,932.54             11.73%        1,018         11.19%
         Homes Repossessed or Foreclosed Upon              $ 11,191,924.51              3.11%          267          2.94%


IX.  REPURCHASED CONTRACTS

     (A) Repurchased Contracts -  Breach of Rep or Warranty
         (i)   Beginning Cumulative Repurchased Contracts since cutoff                                       $ 755,000.02
         (ii)  Number of Contracts repurchased this period                                                              -
         (iii) Repurchase Price of Contracts this period                                                              $ -
         (iv)  Ending Cumulative Repurchased Contracts since cutoff                                          $ 755,000.02

     (B) Repurchased Contracts -  Delinquent Loans
         (i)   Beginning Cumulative Repurchased Contracts since cutoff                                                $ -
         (ii)  Number of Contracts repurchased this period                                                              -
         (iii) Repurchase Price of Contracts this period                                                              $ -
         (iv)  Ending Cumulative Repurchased Contracts since cutoff                                                   $ -

X.   REPOSSESSION / LOSS INFORMATION
                                                                                                 Units   Scheduled Balance
               Beginning Repossession Inventory                                                    314    $ 13,150,282.36
               Repossessions Incurred                                                               80     $ 2,750,291.96
               Less Repurchase of Delinquent Loans                                                   0               $ -
               Less Repossessions Sold                                                             127     $ 4,708,649.81
                                                                                               ----------------------------
               Ending Repossession Inventory                                                       267    $ 11,191,924.51

               Principal Balance of Repossessions Liquidated                                               $ 4,708,649.81
               Reimbursement of Servicer Advances on Liquidated Contracts                                     $ 70,784.86
                    Liquidation Proceeds Attributable to Principal                                           $ 785,895.76
                                                                                                           ---------------
                         Principal Loss on Liquidation of Repo                                             $ 3,993,538.91
               Reimbursement to Servicer for Liquidation Expense                                              $ 15,465.28
               Recoveries for Previously Liquidated Contracts                                                $ 107,371.81
                                                                                                           ---------------
               Net Liquidation Loss (Realized Loss)                                                        $ 3,901,632.38

         Recoveries
               Liquidation Proceeds Attributable to Interest                                                 $ 164,458.31
               Liquidation Proceeds Attributable to Principal                                                $ 785,895.76
               Recoveries for Previously Liquidated Contracts                                                $ 107,371.81
                                                                                                           ---------------
               Total Recoveries                                                                            $ 1,057,725.88
               Recovery Percentage of Principal Balance of Repossessions Liquidated                                   22%






XI.  TRIGGERS

         Has the Crossover Date Occurred?                                                               NO

               Where the Current Distribution Date of                                             07/15/02
               is greater than the Earliest Crossover Date of                                 February 29, 2004
                                    And
               Subordinated Certificates Beginning Principal Balance of                      94,390,802.67
               plus the Current Overcollateralization Amount of                                       0.00
               divided by the Current Beginning Pool Principal Balance of                   366,072,255.01
                                                                                              -------------
               Equals                                                                               25.78%
                                                                                              -------------
                                    And is greater than the:
               Subordinated Initital Certificates Percentage of                                     34.92%
               multiplied by the
               Percentage (as Percent of Initial Class Subordination Percentage)                      175%
                                                                                              -------------
               Equals                                                                               61.11%
                                                                                              -------------





         Principal Distribution Tests:                                           Actual Ratio   Test Ratio         Result

                                                                                   Over 60 Days Delinquent
                                                                           --------------------------------
               Current Mo                                                              18.73%
               1st Preceding Mo                                                        18.92%
               2nd Preceding Mo                                                        19.68%
               Average 60 Day Delinquency Ratio:                                       19.11%        5.00%           FAIL

                                                                                   Over 30 Days Delinquent
                                                                           --------------------------------
               Current Mo                                                              27.26%
               1st Preceding Mo                                                        26.97%
               2nd Preceding Mo                                                        27.45%
               Average 30 Day Delinquency Ratio:                                       27.23%        7.00%           FAIL





                                                                                         Net Liquidation Losses
                                                         Ending Pool Bal                    (Realized Losses)
                                                         -----------------------------------------------------------------
               Current Mo                                   360,107,927.92                    3,901,632.38
               1st Preceding Mo                             366,072,255.01                    4,838,956.49
               2nd Preceding Mo                             373,014,964.64                    5,453,946.42
                                    --------------------------------------------------------------------------------------
                                    Total                 1,099,195,147.57                    14,194,535.29
                                    --------------------------------------------------------------------------------------
                                    Divided by                           3
                                    ---------------------------------------
                                    Average                 366,398,382.52


               Sum of last 3 months of Losses                                    14,194,535.29
               Divided by 3 month average of Pool Balance                       366,398,382.52
               Annualized  (multiply by 4)                                                   4
               Current Realized Loss Ratio:                                             15.50%        2.75%           FAIL



               Beginning Cumulative Realized Losses                              46,258,022.53
               Net Liquidation Losses (Realized Losses)                           3,901,632.38
                                                                           -------------------
               Ending Cumulative Realized Losses                                 50,159,654.91
               Divided by Initial Pool Principal Balance                        467,867,888.45
               Cumulative Realized Loss Ratio:                                         10.72%        7.00%           FAIL


         Should Principal Be Distributed to the Subordinated Certificates?                                             NO





The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance